FORM OF FULL RECOURSE ASSIGNMENT

FOR VALUE RECEIVED, the undersigned ELECTIVE INVESTMENTS, INC, a(n) Pennsylvania Corporation (the "Assignor") hereby sells, assigns and transfers unto MONTEREY FINANCIAL SERVICES, INC., (MFS) a California corporation ("Assignee"), its successors and assigns, all of Assignor's right, title and interest in and to the contracts, promissory notes, security agreements, membership agreements, instruments and accounts receivable (each, a "Contract" and collectively, the "Contracts"), together with the property described therein, if any, and all rights and remedies thereunder, including all guaranties thereof or collateral security therefor, without recourse or warranty except as provided herein. Assignor authorizes Assignee to collect any and all installments and payments due on each Contract and to take action thereunder which Assignor might otherwise take with respect to each Contract. This Assignment is being delivered pursuant to and upon all of the representations, warranties, covenants and agreements on the part of the undersigned Assignor contained in that certain Receivables Purchase Agreement, dated as of October 11, 1999 (the "Agreement") between Assignor and Assignee, which Agreement contains certain representations, warranties and covenants from Assignor to Assignee, including, without limitation, certain obligations on behalf of the Assignor to repurchase the Contracts or to replace the Contracts upon the terms and conditions set forth therein. This Assignment shall be governed by and interpreted in accordance with the terms of the Agreement and the laws of the State of California. Capitalized terms used herein which are not defined herein shall have the meanings set forth in the Agreement.

   In addition to the foregoing, Assignor agrees that if any installment on a Contract becomes due and remains unpaid for more than ninety (90) days, or if a Customer otherwise fails to perform in accordance with the Contract terms, or if a Customer becomes insolvent or makes an assignment for the benefit of creditors, or if a petition for a receiver or in bankruptcy is filed by or against any Customer, then in any of such events, Assignor will, within thirty
(30) days after Assignor's written notice of the applicable Contract and demand to Assignor, either (i) repurchase the Purchased Contract to which the default or bankruptcy relates in lawful money of the United States of America for a price equal to the Repurchase Price; or (ii) to replace the Purchased Contract to which the default relates by assigning to Assignee an undivided interest in and to a Contract owned by Assignor with a principal balance identical to the Repurchase Price. In such event, Assignee agrees to reassign the Purchased Contract to Assignor, AS IS, WHERE IS, WITHOUT RECOURSE OR WARRANTY OF ANY KIND (except that Assignee shall represent and warrant that it owns the applicable Purchased Contract and it has not transferred the applicable Purchased Contract to a third party).

   Assignee may, without notice to Assignor, enter into any settlement, forbearance or other variation in terms in connection with any Contract, or discharge or release the obligations of the Obligor or other person, by operation of law or otherwise, without affecting Assignor's liability hereunder, except that any settlement, forbearance, or other variation by Assignee, or its assigns shall not cause Assignor's Repurchase Price to be greater than it would have been in the absence of the settlement, forbearance, or other variation. Assignee's failure or delay in enforcing any right hereunder does not constitute a waiver of that right. Assignor shall not make any collections or repossessions with respect to the Contracts.
   Assignor hereby certifies on and as of the date hereof (a) that each and every representation and warranty of the undersigned contained in the Agreement is true and correct on and as of the date hereof in all material respects with the same force and effect as if originally expressed on and as of the date hereof and (b) that each of the conditions set forth in the Agreement with respect to the purchase of the Contracts hereunder has been fulfilled or waived on the date hereof.